================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 31, 2004

IMPAC SECURED ASSETS CORP. (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-3)


                           Impac Secured Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




  CALIFORNIA                           333-117991          33-071-5871
----------------------------          -----------       ----------------------
(State or Other Jurisdiction          (Commission       (I.R.S. Employee
of Incorporation)                     File Number)      Identification Number)

1401 Dove Street
Newport Beach, California                             92660
---------------------                              ----------
(Address of Principal                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

          [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.
               OTHER EVENTS.

Description of the Mortgage Pool

               The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of adjustable-rate first lien residential mortgage loans (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of initial Mortgage Loans having an aggregate principal balance of $1,910,004,118 as of August 1, 2004 and
(ii) the Pre-Funding Accounts, which contained $389,995,882.

               The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of August 1, 2004, with respect to the Initial Mortgage Loans.

Item 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                             (a) Not applicable

                             (b) Not applicable

                             (c) Exhibits:


              EXHIBIT NO.     DESCRIPTION

                 99.1         Characteristics of the Mortgage
                              Pool as of August 1, 2004, relating
                              to Impac Secured Assets Corp.,
                              Mortgage Pass-Through Certificates,
                              Series 2004-3.

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         By: /s/ Richard J. Johnson
                                            -------------------------------
                                         Name:   Richard J. Johnson
                                         Title:  Chief Financial Officer


Dated: September 15, 2004

                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

99.1 Characteristics of the Mortgage Pool as of August 1, 2004, relating to Impac Secured
                      Assets Corp., Mortgage Pass-Through
                      Certificates, Series 2004-3.